SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Nuveen Global High Income Fund

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

Thomas H. McGlade

Abul Rahman

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2021

Nuveen Global High Income Fund

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Boaz R. Weinstein (“Mr. Weinstein”), and certain of Saba Capital’s affiliates (collectively, the “Saba Entities,” together with Saba Capital and Mr. Weinstein, “Saba,” “we,” or “us”) and the Nominees (as defined below) named in the proposal below (the Nominees together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Nuveen Global High Income Fund, a Massachusetts business trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (“JGH” or the “Fund”).

As a result of what we believe to be the continued poor investment performance of JGH, its common stock shares of beneficial interest, $0.01 par value (the “Common Shares”) trade at a significant discount to the Fund’s net asset value (“NAV”).1 We believe that this discount is attributable to a lack of effective management on the part of the board of trustees (the “Board”) of JGH and therefore believe the Board needs fresh ideas and an independent perspective to address JGH’s discount and that the Nominees’ election to the Board will send a strong message that JGH’s shareholders are not satisfied with the Fund’s management and their treatment of shareholder investment.

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect our Nominees, who, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2021 annual meeting of shareholders (the “Annual Meeting”) to be held on Tuesday, April 6, 2021 at [●] [a.m./p.m.], Central time. Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, the Fund disclosed in its preliminary proxy statement for the Annual Meeting filed with the Securities Exchange Commission (the “SEC”) on January 20, 2021 (the “Fund’s Proxy Statement”) that it will be hosting the Annual Meeting as a completely virtual meeting of shareholders, which will be conducted online via live webcast. Shareholders will be able to attend and participate in the Annual Meeting online, vote shares electronically and submit questions prior to and during the Annual Meeting by visiting www.meetingcenter.io/248622200. If your shares are registered in your name, to participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the Annual Meeting is JGH2021. There is no physical location for the Annual Meeting.

Saba is seeking your support with respect to the following proposal (the “Proposal”) and to consider and act upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

___________________________

1 The Fund has traded at an average discount to NAV of 11.43% for the period of January 21, 2016 through January 21, 2021.

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Proposal		Our Recommendation

1.	To elect Saba’s slate of two individuals, Thomas H. McGlade and Abul Rahman (each, a “Nominee,” collectively the “Nominees”) as Class III trustees to be elected by the holders of Common Shares, with each such individual(s), if elected, to serve until the annual meeting of shareholders in 2024, or until his or their successors are elected and qualified to serve as trustees.	FOR ALL TWO of the 2021 Nominees

2.	To consider and act upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about [●].

Based on the Fund’s Proxy Statement as well as other public information, the Board is currently comprised of ten trustees divided into three classes. Each class is elected for a term of three years, with the term of one class of trustees expiring at each annual meeting of the shareholders. According to the Fund’s Proxy Statement, three Class III trustees, whose respective terms will expire at the 2024 annual meeting of shareholders, are to be elected by holders of Common Shares at the Annual Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees to serve as Class III trustees. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s Proxy Statement. There is no assurance that any of the Fund’s nominees will serve as trustees if any or all of our Nominees are elected.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as January 29, 2021. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [●] Common Shares outstanding according to the Fund’s Proxy Statement. As of the close of business on January 21, 2021, the Participants “beneficially owned” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934 (the “Exchange Act”)) 2,288,325 Common Shares in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” of the Nominees in the Proposal. This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about [●].

Saba intends to solicit all shareholders of the Fund and deliver a proxy statement to such shareholders, which means that Saba intends to deliver this Proxy Statement and the accompanying Form of Gold Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to carry the Proposal described in this Proxy Statement and in the Form of Gold Proxy Card. This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section starting on page 7.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

As one of the Fund’s largest shareholders, Saba has nominated a slate of two highly-qualified Nominees.

Saba has also filed a complaint (the "Complaint") in the United States District Court for the Southern District of New York (the "Court") against the Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund and Nuveen Senior Income Fund (together, the "Trusts"); and Terence J. Toth, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff, Robert L. Young, and Matthew Thornton III in their capacity as trustees of the Trusts (collectively with the Trusts, the "Defendants"), seeking injunctive relief on the basis that the Defendants, through their adoption of bylaws purporting to strip voting rights from shares acquired in a "Control Share Acquisition," which is defined to include the acquisition of shares constituting as little as 10% of the voting power of the Trusts (the "Vote-Stripping Amendment"), violated 15 U.S.C. § 80a-18(i) of the Investment Company Act of 1940 (the "40 Act"), pursuant to which all common shares "shall be a voting stock and have equal voting rights with every other outstanding voting stock." As part of the Complaint, Saba has requested, among other things, that the Court find the Vote-Stripping Amendment to be violative of the 40 Act and that such Vote-Stripping Amendment be rescinded and that the Defendants, their agents and representatives, and all others acting in concert with them be permanently enjoined from applying the Vote-Stripping Amendment.

Further, by letter to the Fund dated February 3, 2021 (the "Letter"), Saba has objected to the voting standard set forth in the October 5, 2020 Amended By-Laws (as defined below), which purportedly increased the voting threshold required for replacing trustees from a simple plurality vote to the affirmative vote of a majority of all outstanding shares. Saba contends that such a standard is unlawful, and deprives shareholders of their right to elect and replace the trustees in the Fund.

For the avoidance of doubt, nothing herein shall be construed as an admission by Saba that, as a general matter, the October 5, 2020 Amended By-Laws were or are valid, including with regards to the extensive and preclusive director nominee qualifications added therein, and Saba reserves all rights to further contest the legality of the October 5, 2020 Amended By-Laws now and in the future.

The Complaint, the Letter and Saba’s nomination of the Nominees are all aimed at improving JGH for the benefit of all shareholders. Namely, Saba believes that the relief requested under the Complaint, if granted, may help to protect the voting rights of all shareholders and to ensure that all voting stock has equal rights.

JGH’s Common Shares currently trade at a value significantly less than what the securities held by the Fund are worth. We recommend voting “FOR ALL” of the Nominees in the Proposal who, if nominated, will endeavor to close the Fund’s discount to NAV.

___________________________

2 See footnote 1 above.

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PROPOSAL: ELECTION OF THE NOMINEES AS CLASS III TRUSTEES

According to the Fund’s Proxy Statement and other public information, the Board is currently comprised of ten trustees divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and it is our expectation that there will be three trustees elected by holders of Common Shares at the Annual Meeting.

We are soliciting proxies to elect the Nominees—Thomas H. McGlade and Abul Rahman—to serve as trustees with terms expiring at the 2024 annual meeting of shareholders. The Nominees, if all are elected, would constitute two of ten members, a minority, of the Board.

The Participants intend to vote all of their Common Shares in favor of the Nominees.

Each of the Nominees, if elected, will serve three-year terms until the 2024 annual meeting of shareholders. There is no assurance that any incumbent trustee of the Fund will serve as a trustee if one or more of the Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

Nominees:

Name:	Thomas H. McGlade
Age:	61
Business Address:	11917 Kiowa Ave, Los Angeles, CA 90049
Principal Occupation:	See below

Thomas H. McGlade is currently a business consultant and private investor. He previously served, from 2008 until 2014, as a partner and Head of the U.S. Office at Prologue Capital Inc., a prominent hedge fund. During his time at Prologue Capital, Mr. McGlade oversaw significant aspects of fund business management and also acted as a portfolio manager. Previous to his position at Prologue Capital, Mr. McGlade served as Managing Director of RBS Securities Inc. (f/k/a RBS Greenwich Capital), a broker dealer and major investment bank, from 1993 until 2008, where he was head trader for long duration U.S. Treasury bonds on the primary dealership desk of the liquid products group. During his tenure at RBS Greenwich Capital, Mr. McGlade specialized in relative value and arbitrage opportunities in U.S. Treasuries, futures and derivatives. Prior to that, from 1986 until 1993, Mr. McGlade served as a vice president at companies in the real estate development sector.

Since his time at Prologue, Mr. McGlade has acted as a private investor (2014-2017) and in various other capacities. From 2018 until 2019, he provided consultancy services with respect to sourcing capital for Terrapin Care Station, a consumer-focused cultivator, processor and provider of high-quality medical and retail cannabis products, and between 2017 and 2018, Mr. McGlade worked for Woodstock Products International to develop certain consumer brands utilizing the Woodstock mark.

In addition to executive experience, Mr. McGlade served as a member on the Boards of Directors of Prologue Capital’s legal entities, including Prologue G.P. Ltd., Prologue Capital U.S. General Partner LLC, and Prologue Feeder Fund Ltd. from 2011 to 2014. He currently serves on the board of San Miguel Education Foundation, a non-profit which provides education and cultural resources to Colorado communities. He formerly served as a member of the Board of Directors of New Canaan Country School Board, a non-profit educational institution.

Mr. McGlade earned a BA in Economics from Duke University.

Mr. McGlade’s qualifications to serve as a trustee include his extensive market expertise in fixed income derivatives, leveraged trading, value-at-risk based risk management, securities financing and portfolio valuation and macroeconomics, along with his business management expertise in investor relations and business development, legal and compliance, human resource management, financial risk management and valuation.

5

Name:	Abdul Rahman
Age:	45
Business Address:	405 E 56th St Apt 8K, New York, NY 10022
Principal Occupation:	See below

Abul Rahman served as a trader at ExodusPoint Capital Management, from 2018 to 2020; and, from 2014 to 2017, at Panning Capital Management. Mr. Rahman also served as the Head of Risk Panning Capital Management at Panning Capital from 2012 to 2014. In addition, Mr. Rahman served as a director at UBS AG from 2007 until 2011, as Vice President at Archeus Capital Management from 2005 until 2006, and as Vice President at Citigroup Corporate & Investment Bank from 1997 until 2005.

Mr. Rahman earned his B.S. in Computer Science from Rutgers University.

Mr. Rahman’s qualification to serve as a trustee include his over 20 years of experience in the financial services industry, his investing experience and the senior positions he’s held at large financial institutions.

None of the Nominees currently hold, nor at any time has held, any position with the Fund. None of the Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Thomas H. McGlade	None	None
Abul Rahman	None	None

6

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. Thomas H. McGlade has, within the past several years, been nominated by Saba to serve as a director of additional closed-end funds, and therefore has served as a Saba nominee on multiple occasions. We believe that, if elected, each of the Nominees will be considered an independent director of the Fund under (i) the NYSE American’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Each of the Nominees has entered into a nominee agreement (the “Nominee Agreements”) pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify each Nominee against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Each of the Nominee Agreements provide customary confidentiality obligations and other restrictions on the part of the Nominees, including, for instance, that such Nominees will not transact in securities of the Fund without the prior consent of Saba Capital. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected or for any other reason. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees.

Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional persons that is required to be disclosed in solicitations for proxies for the election of trustees pursuant to Section 14 of the Exchange Act. There can be no assurance that the Fund will not assert that any additional or substitute nominations made pursuant to such a reservation must separately comply with any advance notification requirements provided in the Fund’s by-laws, as amended and restated on October 5, 2020 (the “October 5, 2020 Amended By-Laws”). If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the recently adopted October 5, 2020 Amended By-Laws and the Fund's Proxy Statement, with respect to a contested election, the election of each of the Nominees requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon (meaning that of the Fund's outstanding Common Shares as of the Record Date, a majority of such Common Shares must be voted “for” each of the Nominees in the Proposal for each one to be approved). Abstentions and broker non-votes will have the same effect as votes “against” any Nominee listed in the Proposal. According to the Fund’s Proxy Statement, there will not be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting.

So that shareholders are fully informed, Saba notes that through the Letter, Saba has objected to the voting standard set forth in the October 5, 2020 Amended By-Laws, which purportedly increased the voting threshold required for replacing trustees from a simple plurality vote to the affirmative vote of a majority of all outstanding shares. Saba contends that such a standard is unlawful, and deprives shareholders of their right to elect and replace the trustees in the Fund.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL of the Nominees for election at the Annual Meeting on the GOLD proxy card.

7

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Shareholders of record at the close of business on January 29, 2021, are entitled to be present and to vote at the Annual Meeting or any adjournment of the Annual Meeting. Common Shares of record are entitled to one vote per share.

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees and the termination of the Advisory Agreement. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” of the Nominees listed in the Proposal.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” two of the Nominees standing for election to the Board named in this Proxy Statement.

What vote is needed to approve the Proposal?

The Proposal – Election of the Nominees. According to the October 5, 2020 Amended By-Laws and the Fund's Proxy Statement, with respect to a contested election, the election of each of the Nominees requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon (meaning that of the Fund's outstanding Common Shares as of the Record Date, a majority of such Common Shares must be voted “for” each of the Nominees in the Proposal for each one to be approved). Abstentions and broker non-votes will have the same effect as votes “against” any Nominee listed in the Proposal. According to the Fund’s Proxy Statement, there will not be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting. So that shareholders are fully informed, Saba notes that through the Letter, Saba has objected to the voting standard set forth in the October 5, 2020 Amended By-Laws, which purportedly increased the voting threshold required for replacing trustees from a simple plurality vote to the affirmative vote of a majority of all outstanding shares. Saba contends that such a standard is unlawful, and deprives shareholders of their right to elect and replace the trustees in the Fund.

THE ONLY WAY TO SUPPORT ALL OF THE NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR TRUSTEE NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

8

Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will have the same effect as votes “against” the Proposal.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $20,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ up to 25 persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

Costs of this proxy solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[●]. If successful in its proxy solicitation through the election of any of the Nominees listed in the Proposal, Saba may seek reimbursement of these costs from the Fund. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s shareholders. The Board, which will consist of two Nominees, if all are elected, and eight incumbent trustees of the Fund, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

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What is Householding of Proxy Materials?

The Securities and Exchange Commission (the "SEC") has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Fund’s Proxy Statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning JGH?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2022 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meetings. We take no responsibility for the accuracy or completeness of information contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information. As we may distribute our definitive proxy statement before the Fund files the Fund’s definitive proxy statement, in such case we will provide any previously omitted information in a supplement filed as a revised definitive proxy statement, including completing references to the date and time of the Annual Meeting.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for JGH is 811-22988.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein
Thomas H. McGlade
Abul Rahman

[●], 2021

11

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Boaz R. Weinstein, principal of Saba (“Mr. Weinstein,” and together with Saba Capital, “Saba”) and (iii) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on January 21, 2021, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, 2,288,325 Common Shares, par value $0.01 per share, of the Fund, representing approximately 9.9% of the Fund’s outstanding Common Shares. The percentages used herein are based upon 23,177,393 Common Shares outstanding as of June 30, 2020, as disclosed in the Fund’s Form N-CSRS filed with the SEC on September 4, 2020. Saba may be deemed to beneficially own, in the aggregate, 2,288,325 Common Shares. Of the 2,288,325 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) as follows: (a) 2,288,325 Common Shares may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 2,288,325 Common Shares may be deemed to be beneficially owned by Boaz R. Weinstein, a United States citizen (“Mr. Weinstein”) by virtue of his status as the principal of Saba.

As of the date of this filing, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein, Saba Capital and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in the Proposal beginning on page 4.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

12

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

13

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities

Date	Side	Common Shares	Date	Side	Common Shares	Date	Side	Common Shares
10/26/20	Buy	6,361	06/11/20	Buy	42,825	03/11/20	Buy	8,060
10/23/20	Buy	4,638	06/10/20	Buy	34,430	03/04/20	Buy	37,693
10/22/20	Buy	23,048	06/05/20	Buy	16,461	03/03/20	Buy	17,845
10/19/20	Buy	26,610	06/04/20	Buy	10,138	03/02/20	Buy	45,780
10/15/20	Buy	22,629	06/03/20	Buy	86	02/28/20	Buy	80,832
10/14/20	Buy	20,256	06/02/20	Buy	2,212	02/27/20	Buy	95,164
10/13/20	Buy	366	05/29/20	Buy	800	02/26/20	Buy	12,769
10/12/20	Buy	18,640	05/28/20	Buy	19,195	02/25/20	Buy	60,829
10/09/20	Buy	15,872	05/27/20	Buy	6,756	02/14/20	Sell	(3,552)
10/08/20	Buy	2,165	05/26/20	Buy	12,970	02/13/20	Sell	(36,727)
10/07/20	Buy	12,086	05/22/20	Buy	16,238	02/12/20	Sell	(15,317)
10/06/20	Buy	6,239	05/20/20	Buy	8,383	02/11/20	Sell	(9,962)
10/05/20	Buy	16,923	05/19/20	Buy	2,000	02/10/20	Sell	(5,103)
10/02/20	Buy	5,544	05/18/20	Buy	2,800	01/27/20	Buy	4,169
09/30/20	Sell	(39,929)	05/15/20	Buy	50,405	01/23/20	Buy	2,654
09/29/20	Sell	(27,352)	05/14/20	Buy	21,214	01/09/20	Buy	11,554
09/28/20	Buy	400	05/13/20	Buy	3,040	01/06/20	Buy	32,156
09/15/20	Sell	(821)	05/04/20	Buy	400	01/03/20	Buy	12,603
08/21/20	Sell	(2,400)	04/23/20	Buy	11,961	01/02/20	Buy	12,021
08/20/20	Sell	(343)	04/22/20	Buy	37,302	12/30/19	Buy	7,655
08/19/20	Sell	(36,706)	04/21/20	Buy	9,395	12/18/19	Buy	9,824
08/18/20	Sell	(4,394)	04/14/20	Buy	705	12/17/19	Buy	14,639
08/17/20	Sell	(13,975)	04/09/20	Buy	21,530	12/16/19	Buy	3,494
08/14/20	Sell	(12,101)	04/08/20	Buy	2,313	12/13/19	Buy	10,695
08/13/20	Sell	(40,279)	04/07/20	Buy	10,540	12/11/19	Sell	(350,000)
08/12/20	Sell	(20,633)	04/03/20	Buy	23,935	11/14/19	Sell	(2,141)
06/30/20	Buy	10,119	03/31/20	Buy	300	11/12/19	Sell	(30,919)
06/26/20	Buy	21,763	03/30/20	Buy	42,915	10/25/19	Buy	499
06/25/20	Buy	18,842	03/27/20	Buy	41,760	10/24/19	Buy	940
06/24/20	Buy	15,119	03/26/20	Sell	(24,595)	10/18/19	Buy	33,088
06/23/20	Buy	24,623	03/24/20	Buy	80,871	10/17/19	Buy	4,808
06/22/20	Buy	17,245	03/23/20	Buy	18,809	10/15/19	Buy	4,434
06/19/20	Buy	660	03/19/20	Sell	(11,430)	10/08/19	Sell	(23,258)
06/18/20	Buy	19	03/18/20	Buy	69,569	10/07/19	Sell	(8,377)
06/17/20	Buy	6,952	03/17/20	Buy	76,271	10/04/19	Sell	(3,145)
06/15/20	Buy	79,223	03/16/20	Buy	57,480	09/26/19	Buy	12,569
06/12/20	Buy	8,137	03/13/20	Buy	22,959	09/25/19	Buy	23,542
			03/12/20	Buy	39,032	09/24/19	Buy	1,652

14

Date	Side	Common Shares	Date	Side	Common Shares	Date	Side	Common Shares
09/23/19	Buy	13,805	06/18/19	Buy	38,115	04/12/19	Buy	14,549
09/20/19	Buy	13,150	06/17/19	Buy	21,793	04/11/19	Buy	16,738
09/19/19	Buy	11,100	06/11/19	Buy	4	04/10/19	Buy	9,421
09/17/19	Buy	2,987	06/07/19	Buy	4,764	04/05/19	Buy	14,418
09/13/19	Buy	1,718	06/06/19	Buy	4,379	04/04/19	Buy	12,450
09/12/19	Buy	9,138	06/05/19	Buy	4,429	04/03/19	Buy	7,509
09/10/19	Buy	100	05/10/19	Buy	57,481	04/02/19	Buy	1,000
09/06/19	Buy	100	05/09/19	Buy	53,851	03/20/19	Buy	6,234
09/05/19	Buy	89,470	05/08/19	Buy	36,545	03/19/19	Buy	109,067
09/04/19	Buy	2,930	05/07/19	Buy	22,115	03/18/19	Buy	8,262
09/03/19	Buy	5,722	05/02/19	Buy	41,324	03/13/19	Buy	12,446
08/30/19	Buy	10,793	05/01/19	Buy	42,988	03/11/19	Buy	2,822
08/29/19	Buy	15,160	04/30/19	Buy	7,998	03/08/19	Buy	58,538
08/28/19	Buy	3,000	04/29/19	Buy	306	03/07/19	Buy	8,552
08/21/19	Buy	7,946	04/26/19	Buy	12,406	02/15/19	Buy	33,088
08/19/19	Buy	3,600	04/25/19	Buy	3,805	02/14/19	Buy	34,315
08/16/19	Buy	16,538	04/24/19	Buy	208	02/13/19	Buy	9,055
08/15/19	Buy	1,700	04/23/19	Buy	22,537	02/05/19	Buy	9,639
07/24/19	Sell	(20)	04/22/19	Buy	1,725	02/04/19	Buy	1,794
07/22/19	Sell	(12)	04/18/19	Buy	10,570	01/31/19	Buy	6,580
07/18/19	Sell	(4)	04/17/19	Buy	13,953	01/25/19	Buy	44,568
07/11/19	Sell	(4)	04/16/19	Buy	7,541	01/24/19	Buy	167,288
06/20/19	Buy	4	04/15/19	Buy	8,213	01/23/19	Buy	54,705

15

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN JGH’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a white proxy card to JGH, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to JGH by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 210

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

16

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of Gold Proxy Card

Nuveen Global High Income Fund

Proxy Card for 2021 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”), Boaz R. Weinstein AND THE INDIVIDUALS NAMED IN PROPOSAL 1

THE BOARD OF TRUSTEES (THE “BOARD”) OF NUVEEN GLOBAL HIGH INCOME FUND IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Pierre Weinstein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Nuveen Global High Income Fund, a Massachusetts business trust and a closed-end management investment company registered under the Investment Fund Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Fund, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the nominees in Proposal 1 (the “Nominees”). None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

 INSTRUCTIONS: FILL IN VOTING BOXES “■” IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the two individuals nominated by Saba Capital.

2021 Nominees: Thomas H. McGlade Abul Rahman	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual Nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

Proposal 2 – To transact such other business as may properly come before the Annual Meeting.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.